ALLIANCEBERNSTEIN CAP FUND, INC.

                             ARTICLES SUPPLEMENTARY

            AllianceBernstein Cap Fund, Inc., a Maryland corporation having its principal office in Maryland in the City of Baltimore (hereinafter called the "Corporation"), certifies that:

            FIRST: The Board of Directors of the Corporation hereby increases the aggregate number of shares of stock that the Corporation has authority to issue by 110,000,000,000 shares and, under a power contained in Article FIFTH of the charter of the Corporation (the "Charter"), classifies and designates such additional shares as the following classes in the following series(each such series, a "Multi-Manager Select Fund" and collectively, the "Multi-Manager Select Funds"):


Name of Class of Series                      Name of Series of Corporation                Number of Shares
-----------------------                      -----------------------------                ----------------
AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select Retirement Allocation Fund            Select Retirement Allocation Fund
Class A Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select Retirement Allocation Fund            Select Retirement Allocation Fund
Class B Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select Retirement Allocation Fund            Select Retirement Allocation Fund
Class C Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select Retirement Allocation Fund            Select Retirement Allocation Fund
Advisor Class Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select Retirement Allocation Fund            Select Retirement Allocation Fund
Class R Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select Retirement Allocation Fund            Select Retirement Allocation Fund
Class K Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select Retirement Allocation Fund            Select Retirement Allocation Fund
Class I Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select Retirement Allocation Fund            Select Retirement Allocation Fund
Class Z Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select Retirement Allocation Fund            Select Retirement Allocation Fund
Class 1 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select Retirement Allocation Fund            Select Retirement Allocation Fund
Class 2 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2010 Fund                             Select 2010 Fund
Class A Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2010 Fund                             Select 2010 Fund
Class B Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2010 Fund                             Select 2010 Fund
Class C Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2010 Fund                             Select 2010 Fund
Advisor Class Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2010 Fund                             Select 2010 Fund
Class R Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2010 Fund                             Select 2010 Fund
Class K Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2010 Fund                             Select 2010 Fund
Class I Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2010 Fund                             Select 2010 Fund
Class Z Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2010 Fund                             Select 2010 Fund
Class 1 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2010 Fund                             Select 2010 Fund
Class 2 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2015 Fund                             Select 2015 Fund
Class A Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2015 Fund                             Select 2015 Fund
Class B Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2015 Fund                             Select 2015 Fund
Class C Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2015 Fund                             Select 2015 Fund
Advisor Class Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2015 Fund                             Select 2015 Fund
Class R Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2015 Fund                             Select 2015 Fund
Class K Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2015 Fund                             Select 2015 Fund
Class I Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2015 Fund                             Select 2015 Fund
Class Z Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2015 Fund                             Select 2015 Fund
Class 1 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2015 Fund                             Select 2015 Fund
Class 2 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2020 Fund                             Select 2020 Fund
Class A Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2020 Fund                             Select 2020 Fund
Class B Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2020 Fund                             Select 2020 Fund
Class C Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2020 Fund                             Select 2020 Fund
Advisor Class Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2020 Fund                             Select 2020 Fund
Class R Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2020 Fund                             Select 2020 Fund
Class K Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2020 Fund                             Select 2020 Fund
Class I Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2020 Fund                             Select 2020 Fund
Class Z Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2020 Fund                             Select 2020 Fund
Class 1 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2020 Fund                             Select 2020 Fund
Class 2 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2025 Fund                             Select 2025 Fund
Class A Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2025 Fund                             Select 2025 Fund
Class B Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2025 Fund                             Select 2025 Fund
Class C Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2025 Fund                             Select 2025 Fund
Advisor Class Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2025 Fund                             Select 2025 Fund
Class R Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2025 Fund                             Select 2025 Fund
Class K Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2025 Fund                             Select 2025 Fund
Class I Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2025 Fund                             Select 2025 Fund
Class Z Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2025 Fund                             Select 2025 Fund
Class 1 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2025 Fund                             Select 2025 Fund
Class 2 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2030 Fund                             Select 2030 Fund
Class A Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2030 Fund                             Select 2030 Fund
Class B Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2030 Fund                             Select 2030 Fund
Class C Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2030 Fund                             Select 2030 Fund
Advisor Class Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2030 Fund                             Select 2030 Fund
Class R Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2030 Fund                             Select 2030 Fund
Class K Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2030 Fund                             Select 2030 Fund
Class I Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2030 Fund                             Select 2030 Fund
Class Z Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2030 Fund                             Select 2030 Fund
Class 1 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2030 Fund                             Select 2030 Fund
Class 2 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2035 Fund                             Select 2035 Fund
Class A Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2035 Fund                             Select 2035 Fund
Class B Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2035 Fund                             Select 2035 Fund
Class C Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2035 Fund                             Select 2035 Fund
Advisor Class Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2035 Fund                             Select 2035 Fund
Class R Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2035 Fund                             Select 2035 Fund
Class K Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2035 Fund                             Select 2035 Fund
Class I Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2035 Fund                             Select 2035 Fund
Class Z Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2035 Fund                             Select 2035 Fund
Class 1 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2035 Fund                             Select 2035 Fund
Class 2 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2040 Fund                             Select 2040 Fund
Class A Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2040 Fund                             Select 2040 Fund
Class B Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2040 Fund                             Select 2040 Fund
Class C Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2040 Fund                             Select 2040 Fund
Advisor Class Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2040 Fund                             Select 2040 Fund
Class R Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2040 Fund                             Select 2040 Fund
Class K Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2040 Fund                             Select 2040 Fund
Class I Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2040 Fund                             Select 2040 Fund
Class Z Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2040 Fund                             Select 2040 Fund
Class 1 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2040 Fund                             Select 2040 Fund
Class 2 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2045 Fund                             Select 2045 Fund
Class A Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2045 Fund                             Select 2045 Fund
Class B Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2045 Fund                             Select 2045 Fund
Class C Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2045 Fund                             Select 2045 Fund
Advisor Class Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2045 Fund                             Select 2045 Fund
Class R Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2045 Fund                             Select 2045 Fund
Class K Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2045 Fund                             Select 2045 Fund
Class I Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2045 Fund                             Select 2045 Fund
Class Z Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2045 Fund                             Select 2045 Fund
Class 1 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2045 Fund                             Select 2045 Fund
Class 2 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2050 Fund                             Select 2050 Fund
Class A Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2050 Fund                             Select 2050 Fund
Class B Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2050 Fund                             Select 2050 Fund
Class C Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2050 Fund                             Select 2050 Fund
Advisor Class Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2050 Fund                             Select 2050 Fund
Class R Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2050 Fund                             Select 2050 Fund
Class K Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2050 Fund                             Select 2050 Fund
Class I Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2050 Fund                             Select 2050 Fund
Class Z Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2050 Fund                             Select 2050 Fund
Class 1 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2050 Fund                             Select 2050 Fund
Class 2 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2055 Fund                             Select 2055 Fund
Class A Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2055 Fund                             Select 2055 Fund
Class B Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2055 Fund                             Select 2055 Fund
Class C Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2055 Fund                             Select 2055 Fund
Advisor Class Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2055 Fund                             Select 2055 Fund
Class R Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2055 Fund                             Select 2055 Fund
Class K Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2055 Fund                             Select 2055 Fund
Class I Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2055 Fund                             Select 2055 Fund
Class Z Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2055 Fund                             Select 2055 Fund
Class 1 Common Stock

AllianceBernstein Multi-Manager              AllianceBernstein Multi-Manager              1,000,000,000
Select 2055 Fund                             Select 2055 Fund
Class 2 Common Stock


            SECOND: The shares of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock of the Multi-Manager Select Funds, as so classified by the Board of Directors of the Corporation, shall have the preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption set forth in the Charter except to the extent that any such provisions relate specifically only to other classes of Common Stock of the Corporation, and shall be subject to all provisions of the Charter relating to stock of the Corporation generally, and those set forth as follows:

                   (1) The assets attributable to the Class A Common Stock,
            Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock of the AllianceBernstein Multi-Manager Select Retirement Allocation Fund shall be invested in the same investment portfolio of the Corporation.

                   (2) The assets attributable to the Class A Common Stock,
            Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock of the AllianceBernstein Multi-Manager Select 2010 Fund shall be invested in the same investment portfolio of the Corporation.

                   (3) The assets attributable to the Class A Common Stock,
            Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock of the AllianceBernstein Multi-Manager Select 2015 Fund shall be invested in the same investment portfolio of the Corporation.

                   (4) The assets attributable to the Class A Common Stock,
            Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock of the AllianceBernstein Multi-Manager Select 2020 Fund shall be invested in the same investment portfolio of the Corporation.

                   (5) The assets attributable to the Class A Common Stock,
            Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock of the AllianceBernstein Multi-Manager Select 2025 Fund shall be invested in the same investment portfolio of the Corporation.

                   (6) The assets attributable to the Class A Common Stock,
            Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock of the AllianceBernstein Multi-Manager Select 2030 Fund shall be invested in the same investment portfolio of the Corporation.

                   (7) The assets attributable to the Class A Common Stock,
            Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock of the AllianceBernstein Multi-Manager Select 2035 Fund shall be invested in the same investment portfolio of the Corporation.

                   (8) The assets attributable to the Class A Common Stock,
            Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock of the AllianceBernstein Multi-Manager Select 2040 Fund shall be invested in the same investment portfolio of the Corporation.

                   (9) The assets attributable to the Class A Common Stock,
            Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock of the AllianceBernstein Multi-Manager Select 2045 Fund shall be invested in the same investment portfolio of the Corporation.

                   (10) The assets attributable to the Class A Common Stock,
            Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock of the AllianceBernstein Multi-Manager Select 2050 Fund shall be invested in the same investment portfolio of the Corporation.

                   (11) The assets attributable to the Class A Common Stock,
            Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock of the AllianceBernstein Multi-Manager Select 2055 Fund shall be invested in the same investment portfolio of the Corporation.

                   (12) Shares of each of the Class A Common Stock, Class B
            Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock of each of the Multi-Manager Select Funds shall be entitled to such dividends or distributions, in stock or in cash or both, as may be authorized by the Board of Directors and declared by the Corporation from time to time with respect to such class. Specifically, and without limiting the generality of the foregoing, the dividends and distributions of investment income and capital gains with respect to the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock of each of the Multi-Manager Select Funds shall be in such amounts, which may vary among the classes, as may be authorized by the Board of Directors and declared by the Corporation from time to time, and such dividends and distributions may vary among the classes of the Multi-Manager Select Funds to reflect differing allocations of the expenses of the Corporation among the holders of the classes and any resultant differences among the net asset values per share of the classes, to such extent and for such purposes as the Board of Directors of the Corporation may deem appropriate. The allocation of investment income, realized and unrealized capital gains and losses, expenses and liabilities of the Corporation and amounts distributable in the event of dissolution of the Corporation or liquidation of the Corporation or of the Multi-Manager Select Funds among the various classes of the Multi-Manager Select Funds shall be determined by the Board of Directors of the Corporation in a manner that is consistent with the Investment Company Act of 1940, the rules and regulations thereunder, and the interpretations thereof, in each case as from time to time amended, modified or superseded. The determination of the Board of Directors shall be conclusive as to the allocation of investment income and realized and unrealized capital gains and losses, expenses and liabilities (including accrued expenses and reserves) and assets to a particular class or classes.

                   (13) Except as provided below, on each matter submitted to a vote of the holders of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock or Class 2 Common Stock of a Multi-Manager Select Fund, each such holder shall be entitled to one vote for each share standing in his or her name on the books of the Corporation. Subject to any applicable requirements of the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, or other applicable law, all such holders of shares of stock shall vote as a single class except with respect to any matter which affects only one or more (but less than all) classes of stock, in which case only the holders of shares of the classes affected shall be entitled to vote. Without limiting the generality of the foregoing, and subject to any applicable requirements of the Investment Company Act of 1940, as from time to time in effect, or rules or orders of the Securities and Exchange Commission or any successor thereto, or other applicable law, the holders of the Class A Common Stock, Class B Common Stock, Class C Common Stock, Class R Common Stock, Class K Common Stock, Class I Common Stock, Advisor Class Common Stock, Class Z Common Stock, Class 1 Common Stock and Class 2 Common Stock, respectively, of each of the Multi-Manager Select Funds, as applicable, shall have (i) exclusive voting rights with respect to any matter submitted to a vote of stockholders that affects only holders of the applicable class of the applicable Multi-Manager Select Fund and (ii) no voting rights with respect to any other matter that affects one or more of such other classes of Common Stock, but not the class of which they are holders.

                   (14) At such times as may be determined by the Board of
            Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) in accordance with the Investment Company Act of 1940, applicable rules and regulations thereunder and applicable rules and regulations of the Financial Industry Regulatory Authority and from time to time reflected in the registration statement of the Corporation (the "Corporation's Registration Statement"), shares of a particular class of stock of a particular Multi-Manager Select Fund or certain shares of a particular class of stock of a particular Multi-Manager Select Fund may be automatically converted into shares of another class of stock of that Multi-Manager Select Fund based on the relative net asset values of such classes at the time of conversion, subject, however, to any conditions of conversion that may be imposed by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and reflected in the Corporation's Registration Statement. The terms and conditions of such conversion may vary within and among the classes to the extent determined by the Board of Directors (or with the authorization of the Board of Directors, by the officers of the Corporation) and set forth in the Corporation's Registration Statement.

            THIRD: A. Immediately before the increase in authorized capital stock provided for herein, the total number of shares of stock of all classes which the Corporation had authority to issue was 479,000,000,000 shares, the par value of each share of stock being $.0001, with an aggregate par value of $47,900,000, classified as follows:

                                     Alliance-      Alliance-      Alliance-      Alliance-                     Alliance-
                      Alliance-      Bernstein      Bernstein      Bernstein      Bernstein     Alliance-       Bernstein
                      Bernstein        U.S.          Market         Market      International   Bernstein       Emerging
                      Small Cap      Strategic       Neutral        Neutral       Discovery    International     Markets
                       Growth        Research      Strategy -     Strategy -       Equity        Focus 40      Multi-Asset
Name of Portfolio     Portfolio      Portfolio        U.S.          Global        Portfolio     Portfolio       Portfolio
-----------------
Class A             3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class B             3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class C             3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Advisor Class       3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class R             3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class K             3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class I             3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class 1                                                                                                       3,000,000,000
Common Stock
------------
Class 2                                                                                                       3,000,000,000
Common Stock
------------

                                                                   Alliance-                                    Alliance-
                                    Alliance-      Alliance-       Bernstein      Alliance-     Alliance-       Bernstein
                    Alliance-       Bernstein      Bernstein       Emerging       Bernstein     Bernstein     Multi-Manager
                    Bernstein      Dynamic All     Select US        Markets       Select US    Concentrated    Alternative
Name of            Dynamic All     Market Plus       Equity         Equity       Long/Short       Growth       Strategies
Portfolio          Market Fund        Fund         Portfolio       Portfolio      Portfolio        Fund           Fund
---------
Class A           3,000,000,000   3,000,000,000  3,000,000,000   3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class B           3,000,000,000   3,000,000,000  3,000,000,000   3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class C           3,000,000,000   3,000,000,000  3,000,000,000   3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Advisor Class     3,000,000,000   3,000,000,000  3,000,000,000   3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class R           3,000,000,000   3,000,000,000  3,000,000,000   3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class K           3,000,000,000   3,000,000,000  3,000,000,000   3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class I           3,000,000,000   3,000,000,000  3,000,000,000   3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class Z                                                                                        3,000,000,000  3,000,000,000
Common Stock
------------
Class 1           3,000,000,000   3,000,000,000  3,000,000,000   3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class 2           3,000,000,000   3,000,000,000  3,000,000,000   3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------

                                                                                            Alliance-         Alliance-
                     Alliance-         Alliance-         Alliance-        Alliance-         Bernstein         Bernstein
                     Bernstein         Bernstein       Bernstein Mid   Bernstein Small     Concentrated      Long/Short
Name of           Emerging Markets  Emerging Markets    Cap Growth        Cap Value       Global Growth     Multi-Manager
Portfolio         Growth Portfolio   Core Portfolio      Portfolio        Portfolio         Portfolio         Portfolio
---------
Class A           3,000,000,000     3,000,000,000     3,000,000,000     1,000,000,000     1,000,000,000     1,000,000,000
Common Stock
------------
Class B                                                                1,000,000,000     1,000,000,000     1,000,000,000
Common Stock
------------
Class C           3,000,000,000     3,000,000,000     3,000,000,000    1,000,000,000     1,000,000,000     1,000,000,000
Common Stock
------------
Advisor Class     3,000,000,000     3,000,000,000     3,000,000,000    1,000,000,000     1,000,000,000     1,000,000,000
Common Stock
------------
Class R           3,000,000,000     3,000,000,000     3,000,000,000    1,000,000,000     1,000,000,000     1,000,000,000
Common Stock
------------
Class K           3,000,000,000     3,000,000,000     3,000,000,000    1,000,000,000     1,000,000,000     1,000,000,000
Common Stock
------------
Class I           3,000,000,000     3,000,000,000     3,000,000,000    1,000,000,000     1,000,000,000     1,000,000,000
Common Stock
------------
Class Z           3,000,000,000     3,000,000,000     3,000,000,000    1,000,000,000     1,000,000,000     1,000,000,000
Common Stock
------------
Class 1           3,000,000,000     3,000,000,000     3,000,000,000    1,000,000,000     1,000,000,000     1,000,000,000
Common Stock
------------
Class 2           3,000,000,000     3,000,000,000     3,000,000,000    1,000,000,000     1,000,000,000     1,000,000,000
Common Stock
------------

                       Alliance-         Alliance-
                   Bernstein Global    Bernstein All
                      Core Equity      Market Income
Name of Portfolio      Portfolio         Portfolio
-----------------
Class A            1,000,000,000      1,000,000,000
Common Stock
------------
Class B            1,000,000,000      1,000,000,000
Common Stock
------------
Class C            1,000,000,000      1,000,000,000
Common Stock
------------
Advisor Class      1,000,000,000      1,000,000,000
Common Stock
------------
Class R            1,000,000,000      1,000,000,000
Common Stock
------------
Class K            1,000,000,000      1,000,000,000
Common Stock
------------
Class I            1,000,000,000      1,000,000,000
Common Stock
------------
Class Z            1,000,000,000      1,000,000,000
Common Stock
------------
Class 1            1,000,000,000      1,000,000,000
Common Stock
------------
Class 2            1,000,000,000      1,000,000,000
Common Stock
------------

                         B. Immediately after the increase in authorized capital
stock provided for herein, the total number of shares of stock of all classes which the Corporation has authority to issue is 589,000,000,000 shares, the par value of each share of stock being $.0001, with an aggregate par value of $58,900,000, classified as follows:

                                     Alliance-      Alliance-      Alliance-      Alliance-                     Alliance-
                      Alliance-      Bernstein      Bernstein      Bernstein      Bernstein     Alliance-       Bernstein
                      Bernstein        U.S.          Market         Market      International   Bernstein       Emerging
                      Small Cap      Strategic       Neutral        Neutral       Discovery    International     Markets
                       Growth        Research      Strategy -     Strategy -       Equity        Focus 40      Multi-Asset
Name of Portfolio     Portfolio      Portfolio        U.S.          Global        Portfolio     Portfolio       Portfolio
-----------------
Class A             3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class B             3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class C             3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Advisor Class       3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class R             3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class K             3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class I             3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class 1                                                                                                       3,000,000,000
Common Stock
------------
Class 2                                                                                                       3,000,000,000
Common Stock
------------

                                                                   Alliance-                                    Alliance-
                                    Alliance-      Alliance-       Bernstein      Alliance-     Alliance-       Bernstein
                    Alliance-       Bernstein      Bernstein       Emerging       Bernstein     Bernstein     Multi-Manager
                    Bernstein      Dynamic All     Select US        Markets       Select US    Concentrated    Alternative
Name of            Dynamic All     Market Plus       Equity         Equity       Long/Short       Growth       Strategies
Portfolio          Market Fund        Fund         Portfolio       Portfolio      Portfolio        Fund           Fund
---------
Class A           3,000,000,000   3,000,000,000  3,000,000,000   3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class B           3,000,000,000   3,000,000,000  3,000,000,000   3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class C           3,000,000,000   3,000,000,000  3,000,000,000   3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Advisor Class     3,000,000,000   3,000,000,000  3,000,000,000   3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class R           3,000,000,000   3,000,000,000  3,000,000,000   3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class K           3,000,000,000   3,000,000,000  3,000,000,000   3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class I           3,000,000,000   3,000,000,000  3,000,000,000   3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class Z                                                                                        3,000,000,000  3,000,000,000
Common Stock
------------
Class 1           3,000,000,000   3,000,000,000  3,000,000,000   3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------
Class 2           3,000,000,000   3,000,000,000  3,000,000,000   3,000,000,000  3,000,000,000  3,000,000,000  3,000,000,000
Common Stock
------------


                                                                                                  Alliance-         Alliance-
                     Alliance-          Alliance-                              Alliance-          Bernstein         Bernstein
                     Bernstein          Bernstein          Alliance-        Bernstein Small     Concentrated       Long/Short
Name of           Emerging Markets  Emerging Markets   Bernstein Mid Cap       Cap Value        Global Growth     Multi-Manager
Portfolio         Growth Portfolio   Core Portfolio     Growth Portfolio       Portfolio          Portfolio         Portfolio
---------
Class A           3,000,000,000     3,000,000,000      3,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
Common Stock
------------
Class B                                                                    1,000,000,000      1,000,000,000      1,000,000,000
Common Stock
------------
Class C           3,000,000,000     3,000,000,000      3,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
Common Stock
------------
Advisor Class     3,000,000,000     3,000,000,000      3,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
Common Stock
------------
Class R           3,000,000,000     3,000,000,000      3,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
Common Stock
------------
Class K           3,000,000,000     3,000,000,000      3,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
Common Stock
------------
Class I           3,000,000,000     3,000,000,000      3,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
Common Stock
------------
Class Z           3,000,000,000     3,000,000,000      3,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
Common Stock
------------
Class 1           3,000,000,000     3,000,000,000      3,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
Common Stock
------------
Class 2           3,000,000,000     3,000,000,000      3,000,000,000       1,000,000,000      1,000,000,000      1,000,000,000
Common Stock
------------

                                                            Alliance-         Alliance-
                       Alliance-         Alliance-          Bernstein         Bernstein         Alliance-           Alliance-
                   Bernstein Global    Bernstein All      Multi-Manager     Multi-Manager       Bernstein           Bernstein
                      Core Equity      Market Income    Select Retirement    Select 2010      Multi-Manager       Multi-Manager
Name of Portfolio      Portfolio         Portfolio       Allocation Fund        Fund         Select 2015 Fund   Select 2020 Fund
-----------------
Class A            1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------
Class B            1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------
Class C            1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------
Advisor Class      1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------
Class R            1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------
Class K            1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------
Class I            1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------
Class Z            1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------
Class 1            1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------
Class 2            1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------

                                                                              Alliance-
                       Alliance-         Alliance-          Alliance-         Bernstein         Alliance-           Alliance-
                       Bernstein         Bernstein          Bernstein       Multi-Manager       Bernstein           Bernstein
                     Multi-Manager     Multi-Manager      Multi-Manager      Select 2040      Multi-Manager       Multi-Manager
Name of Portfolio  Select 2025 Fund   Select 2030 Fund  Select 2035 Fund        Fund         Select 2045 Fund   Select 2050 Fund
-----------------
Class A            1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------
Class B            1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------
Class C            1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------
Advisor Class      1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------
Class R            1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------
Class K            1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------
Class I            1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------
Class Z            1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------
Class 1            1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------
Class 2            1,000,000,000      1,000,000,000     1,000,000,000      1,000,000,000    1,000,000,000       1,000,000,000
Common Stock
------------

                   AllianceBernstein
                     Multi-Manager
Name of Portfolio  Select 2055 Fund
-----------------
Class A            1,000,000,000
Common Stock
------------
Class B            1,000,000,000
Common Stock
------------
Class C            1,000,000,000
Common Stock
------------
Advisor Class      1,000,000,000
Common Stock
------------
Class R            1,000,000,000
Common Stock
------------
Class K            1,000,000,000
Common Stock
------------
Class I            1,000,000,000
Common Stock
------------
Class Z            1,000,000,000
Common Stock
------------
Class 1            1,000,000,000
Common Stock
------------
Class 2            1,000,000,000
Common Stock
------------


            FOURTH: The Corporation is registered as an open-end company under the Investment Company Act of 1940.

            FIFTH: The total number of shares that the Corporation has authority to issue has been increased by the Board of Directors of the Corporation in accordance with Section 2-105(c) of the Maryland General Corporation Law.

            SIXTH: The shares aforesaid have been duly classified by the Corporation's Board of Directors pursuant to authority and power contained in the Charter.

                          REMAINDER OF PAGE LEFT BLANK

            IN WITNESS WHEREOF, AllianceBernstein Cap Fund, Inc. has caused these Articles Supplementary to be executed in its name and on its behalf by Robert M. Keith, President of the Corporation, and attested by Stephen J. Laffey, the Assistant Secretary of the Corporation, this 6th day of August 2014. The undersigned President of the Corporation acknowledges these Articles Supplementary to be the corporate act of the Corporation and states that, to the best of his knowledge, information and belief, the matters and facts set forth herein relating to authorization and approval hereof are true in all material respects, and that this statement is made under penalties for perjury.



                                           ALLIANCEBERNSTEIN CAP FUND, INC.


                                           By: /s/ Robert M. Keith
                                               ----------------------------
                                               Robert M. Keith
                                               President


ATTEST:

/s/ Stephen J. Laffey
--------------------------
Stephen J. Laffey
Assistant Secretary